UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-04529)

Exact name of registrant as specified in charter:	Putnam Michigan Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: May 31, 2010

Date of reporting period: June 1, 2009 — November 30, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PXMIX

Putnam Michigan Tax Exempt Income Fund

Semiannual report
11|30|09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Michigan
Tax Exempt
Income Fund

Semiannual report
11|30|09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	27

Financial statements	28

Shareholder meeting results	46

Message from the Trustees

Dear Fellow Shareholder:

As we enter 2010, investors have many reasons to feel a sense of renewal. The stock market’s meteoric rise in the past several months has helped repair some of the damage that investors’ portfolios incurred during the downturn.

Looking forward to the new year, we believe optimism is still warranted. Tangible evidence of recovery has emerged across the real economy and in corporate profits. As economic activity and investor confidence continue to improve, financial markets should remain on their recent path of stabilization. Many of the deep issues that plagued markets in 2008 remain present, however, and future prospects for the economy and markets are far from certain. Time-tested investment principles such as diversification, asset allocation, and a long-term perspective apply now more than ever.

We are pleased to report that many Putnam mutual funds have delivered very strong and competitive results over the past several months. This performance reflects the intense efforts of an investment team infused with a determination to excel and strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, at this past fall’s Putnam Funds’ shareholder meetings. We also would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the fund

Seeking a high level of tax-free income for Michigan investors

Municipal bonds finance important public projects such as schools, roads, and hospitals, and can help investors keep more of their investment income. Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal income tax.

For residents of the state where the bond is issued, income is typically exempt from state and local income taxes. While the stated yields on municipal bonds are usually lower than those on taxable bonds, state tax exemption is a powerful advantage because state income tax can erode investment income significantly. And the sheer size of the Michigan municipal bond market — it is among the larger and more diverse markets in the country — provides a wide array of investment opportunities.

Putnam Michigan Tax Exempt Income Fund seeks to capitalize on investment opportunities in Michigan by investing in bonds across a range of market sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s managers consider the risks involved — including credit risk, interest-rate risk, and the risk that the bond will be prepaid. The managers are backed by the resources of Putnam’s fixed-income organization, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of the fund’s in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Consider these risks before investing:

The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax- equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2009.

Results for investors subject to lower
tax rates would not be as advantageous.

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

Performance
snapshot

Average annual total return (%) comparison as of 11/30/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 11–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s portfolio manager

Thalia Meehan

Thalia, the municipal bond market has experienced volatility recently. How did the market and the fund perform over the past six months?

For the six months ended November 30, 2009, Putnam Michigan Tax Exempt Income Fund returned 4.53%, lagging the 5.65% average return of its peer group, the Lipper Michigan Municipal Debt Funds. The fund also slightly underperformed its broader benchmark, the Barclays Capital Municipal Bond Index, which returned 4.75% over the same period.

The period can be divided into two parts —the first three months saw a steady recovery, followed by a more volatile second half. September was an exceptional month for municipal bonds, as investors sought better returns than the near-zero yields offered by money market mutual funds and other short-term investments. In October, the municipal bond market sold off steeply as demand had pushed down yields [when bond prices rise, their yields fall] and investors sought to lock in profits. By the end of the period, however, stability had returned.

Build America Bonds received a fair amount of attention during the period. What effect have these bonds had on the market?

Build America Bonds, or BABs, are taxable securities issued by state and local governments. Typically, the issuer receives a subsidy direct from the U.S. Treasury to cover

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/09. See page 6 and pages 11–13 for additional fund performance information. Index descriptions can be found on page 15.

35% of the interest payments. This financing alternative has been quite attractive to municipal issuers, allowing them to access a broader base of buyers for their bonds. The net effect for the tax-exempt bond market has been positive as the supply of longer-maturity, high-grade tax-exempt bonds has decreased. It has been quite a successful program for issuers, and by the end of November, roughly $60 billion worth of BABs was on the market.

What changes did you make to the fund’s
positioning during the period?

At the beginning of 2009, municipal bonds across the board looked extremely undervalued by historical standards. When investors reentered the market and prices recovered, it led to narrower pockets of opportunity in certain undervalued segments of the market, particularly in lower-rated municipal bonds. During the semiannual period, we sought to take advantage of those opportunities by adding Baa-rated bonds, which on the whole were offering yields significantly higher than average. This proved to be beneficial, as the Baa-rated segment went on to deliver by far the biggest gains over the past six months, with holdings in that segment driving the bulk of the fund’s returns.

Which holdings helped fund performance?

Our position in Michigan Tobacco Settlement Finance Authority revenue bonds posted strong returns. To give some background, state tobacco bonds are funded with revenue stemming from a legal agreement that exempted tobacco companies from health-related lawsuits in exchange for annual payments, in perpetuity, to the states to cover tobacco-related health-care costs. Often, these bonds have higher yields than other issues of comparable quality and, in general, tobacco bonds are some of the largest and most liquid Baa-rated municipal bonds on the market. When investors sought

Credit qualities are shown as a percentage of portfolio value as of 11/30/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

out high-quality securities earlier in 2009, tobacco bonds were some of the easiest positions to exit, and sold off dramatically. As the market recovered, the fund’s position in Michigan Tobacco Settlement bonds rallied sharply, and was among the top contributors.

“The period can be divided into two
parts — the first three months saw a
steady recovery, followed by a more
volatile second half. ”

Thalia Meehan

Which positions detracted from returns?

Detroit Downtown Development Authority tax increment revenue bonds detracted from the fund’s performance. Detroit’s ongoing economic struggles, above-average unemployment rate, and deteriorating housing market continued to capture local headlines during the period, and undermined demand for these bonds. In addition, insured issues, such as these bonds, generally were a challenging area, as monoline insurers —which guarantee the timely repayment of bond principal and interest when an issuer defaults — were downgraded during the year. Historically, monoline insurance has provided municipal issuers with higher credit ratings and lower interest rates. However, concerns about monoline insurers’ exposure to mortgage bonds resulted in the insurers suffering downgrades to their credit quality, and monoline insurance now has much less value than in the past. In fact, there is no longer any bond insurer rated AAA by all three major ratings agencies — Moody’s Investors Service, Fitch Ratings, and Standard & Poor’s. The Detroit Downtown Development Authority bonds, which were insured by monoline insurer National Public Finance Guarantee Corporation [formerly MBIA], is one such example that has struggled amid the market’s reassessment of the role of monolines.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured status and any interest accruals and may differ from the summary information above.

IN THE NEWS

It is an interest rate that looks as if it may be with us for some time. The Fed (Federal Reserve Board), responsible for implementing U.S. monetary policy, sets short-term interest rates through changes to the federal funds rate, the interest rate at which banks loan funds to other banks, usually on an overnight basis. Since December 2008, the federal funds rate has been near a record low of 0% as the government works to restore liquidity to the credit market. The federal funds rate began at 1.13% in 1954 and hit a high of 22.36% in 1981. In December, Fed Chairman Ben Bernanke hinted that the central bank’s policy of keeping rates “exceptionally low” for an “extended period” would remain. Despite recent signs of improved economic activity, Chairman Bernanke noted that, “we still have some way to go before we can be assured that the recovery will be self-sustaining.”

What is your outlook for the municipal
bond market?

In our view, markets are likely to remain challenging in the near term, particularly with the lingering concerns over state budgets, the future of bond insurers, and the potential for regulatory changes.

Despite these challenges, we see two key benefits that municipal bond funds offer. First, given the likelihood that the Bush administration tax cuts will be allowed to expire on January 1, 2011, municipal bonds’ tax-free income should become even more attractive compared with taxable fixed income. Second, the overall credit quality of the municipal bond asset class remains high and default rates relative to corporate bonds remain extremely low.

That said, as we expected, the fourth quarter of 2009 has been slightly more volatile. Given the massive inflows earlier in the year, it is not surprising that flows into municipal bond funds have slowed recently. Demand in the market is still strong, however, and supply of higher-grade bonds remains light, due in part to the issuance of BABs in the taxable market. Ultimately, we may see a greater discrepancy among the performance of individual securities, in which case security selection will be the main driver of fund performance.

Thank you, Thalia, for your time and
insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan is Team Leader of the Tax Exempt Group at Putnam. She holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul Drury and Susan McCormack.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/09

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(10/23/89)		(7/15/93)		(10/3/06)		(4/17/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	5.46%	5.24%	4.74%	4.74%	4.66%	4.66%	5.11%	4.94%	5.48%

10 years	58.08	51.71	48.33	48.33	46.56	46.56	53.59	48.64	58.89
Annual average	4.69	4.26	4.02	4.02	3.90	3.90	4.38	4.04	4.74

5 years	20.23	15.35	16.54	14.56	15.77	15.77	18.64	14.78	20.88
Annual average	3.75	2.90	3.11	2.76	2.97	2.97	3.48	2.80	3.87

3 years	10.82	6.32	8.83	5.88	8.29	8.29	9.97	6.44	11.41
Annual average	3.48	2.06	2.86	1.92	2.69	2.69	3.22	2.10	3.67

1 year	13.48	8.97	12.90	7.90	12.61	11.61	13.28	9.68	13.86

6 months	4.53	0.39	4.32	-0.68	4.26	3.26	4.49	1.14	4.77

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 11/30/09

	Barclays Capital Municipal	Lipper Michigan Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	6.41%	5.75%

10 years	73.02	58.10
Annual average	5.64	4.68

5 years	24.61	18.48
Annual average	4.50	3.45

3 years	13.04	3.59
Annual average	4.17	1.02

1 year	14.17	14.01

6 months	4.75	5.65

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/09, there were 25, 25, 23, 18, 17, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/09

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.179755		$0.151518	$0.145096	$0.167289		$0.189308

Capital gains [2]	—		—	—	—		—

Total	$0.179755		$0.151518	$0.145096	$0.167289		$0.189308

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

5/31/09	$8.69	$9.05	$8.68	$8.68	$8.69	$8.98	$8.69

11/30/09	8.90	9.27	8.90	8.90	8.91	9.21	8.91

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	4.04%	3.88%	3.40%	3.25%	3.76%	3.63%	4.25%

Taxable equivalent [4]	6.49	6.24	5.47	5.23	6.04	5.84	6.84

Current 30-day SEC yield	N/A	3.50	3.01	2.81	N/A	3.25	3.86
(with expense limitation) [5,6]

Taxable equivalent [4]	N/A	5.63	4.84	4.52	N/A	5.23	6.21

Current 30-day SEC yield	N/A	3.45	2.96	2.76	N/A	3.20	3.81
(without expense limitation) [6]

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, is annualized and divided by NAV or POP at end of period.

4 Assumes maximum 37.83% federal and state combined tax rate for 2009. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, this fund limited expenses, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/09

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(10/23/89)		(7/15/93)		(10/3/06)		(4/17/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	5.44%	5.23%	4.73%	4.73%	4.65%	4.65%	5.09%	4.92%	5.47%

10 years	60.57	54.19	50.49	50.49	48.84	48.84	55.86	50.85	61.27
Annual average	4.85	4.43	4.17	4.17	4.06	4.06	4.54	4.20	4.90

5 years	19.38	14.53	15.57	13.61	14.96	14.96	17.66	13.82	19.92
Annual average	3.61	2.75	2.94	2.58	2.83	2.83	3.31	2.62	3.70

3 years	11.45	6.92	9.33	6.37	8.93	8.93	10.48	6.94	11.96
Annual average	3.68	2.26	3.02	2.08	2.89	2.89	3.38	2.26	3.84

1 year	13.57	9.05	12.72	7.72	12.69	11.69	13.24	9.64	13.82

6 months	6.63	2.43	6.28	1.28	6.34	5.34	6.47	2.98	6.75

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year ended 5/31/09*	0.84%	1.48%	1.63%	1.13%	0.63%

Total annual operating expenses for the fiscal year
ended 5/31/09	0.89%	1.53%	1.68%	1.18%	0.68%

Annualized expense ratio for the six-month period
ended 11/30/09	0.89%	1.52%	1.67%	1.17%	0.67%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Michigan Tax Exempt Income Fund from June 1, 2009, to November 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000 *†	$4.56	$7.79	$8.55	$6.00	$3.44

Ending value (after expenses)	$1,045.30	$1,043.20	$1,042.60	$1,044.90	$1,047.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2009, use the following calculation method. To find the value of your investment on June 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000 *†	$4.51	$7.69	$8.44	$5.92	$3.40

Ending value (after expenses)	$1,020.61	$1,017.45	$1,016.70	$1,019.20	$1,021.71

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009. In addition, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), to be effective September 30, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements (and the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 43rd percentile in management fees and in the 57th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process  — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Michigan Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	48th

Three-year period	38th

Five-year period	38th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 26, 20 and 20 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Michigan Tax
Exempt Income Fund	0.452%	0.500%	(0.048)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam

Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds, including your fund, and asset allocation funds are subject to management fee waivers that reduce these funds’ management fees pending implementation of the proposed management contracts. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2009, Putnam employees had approximately $310,000,000 and the Trustees had approximately $42,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 11/30/09 (Unaudited)

Key to abbreviations

AGO Assured Guaranty, Ltd.	G.O. Bonds General Obligation Bonds
AMBAC AMBAC Indemnity Corporation	NATL National Public Finance Guarantee Corp.
Cmnwlth. of PR Gtd. Commonwealth of Puerto Rico	Q-SBLF Qualified School Board Loan Fund
Guaranteed	U.S. Govt. Coll. U.S. Government Collateralized
FGIC Financial Guaranty Insurance Company	VRDN Variable Rate Demand Notes
FSA Financial Security Assurance

MUNICIPAL BONDS AND NOTES (98.5%)*	Rating**	Principal amount	Value

Guam (0.9%)
Territory of Guam Rev. Bonds (Section 30),
Ser. A, 5 3/4s, 12/1/34	BBB–	$750,000	$763,110

			763,110
Michigan (85.3%)
Advanced Tech. Academy Pub. School Rev. Bonds,
6s, 11/1/28	BBB–	250,000	204,798

Central MI U. Rev. Bonds, 5s, 10/1/26	A1	1,725,000	1,796,967

Charles Stewart Mott G.O. Bonds (Cmnty. College
Fac.), NATL, 5s, 5/1/19	A+	1,425,000	1,535,324

Detroit, G.O. Bonds (Cap. Impt.), Ser. A-1, 5s,
4/1/15	BB	250,000	228,055

Detroit, Downtown Dev. Auth. Tax Increment Rev.
Bonds (Dev. Area No. 1), Ser. A, NATL, 4 3/4s,
7/1/25	A	1,500,000	1,277,730

Detroit, Swr. Disp. Rev. Bonds
Ser. B, FSA, 7 1/2s, 7/1/33	AAA	1,000,000	1,161,070
(Second Lien), Ser. B, NATL, FGIC, 5s, 7/1/36	A	1,075,000	924,575

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
FSA, 6 1/4s, 7/1/36	AAA	1,300,000	1,349,231

Detroit/Wayne Cnty., Stad. Auth. Rev. Bonds,
FGIC, NATL, 5 1/4s, 2/1/27	A	3,065,000	3,064,691

Ecorse, Pub. School Dist. G.O. Bonds, FSA,
Q-SBLF, 5s, 5/1/12	AAA	650,000	713,089

Fenton, Area Pub. Schools G.O. Bonds (School
Bldg. & Site), NATL, Q-SBLF, 5s, 5/1/23	Aa3	1,950,000	2,088,840

Flat Rock, Cmnty. School Dist. G.O. Bonds (School
Bldg. & Site), FSA, Q-SBLF, 5s, 5/1/22	AAA	1,425,000	1,569,709

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	Ba1	360,000	298,487

Gibraltar, School Dist. G.O. Bonds (School Bldg.
& Site), NATL, FGIC, Q-SBLF, 5s, 5/1/21	Aa3	2,000,000	2,094,080

Grand Rapids, Rev. Bonds (San. Swr. Sys.), NATL,
5s, 1/1/20	AA+	500,000	542,175

Grand Valley, Rev. Bonds (MI State U.), 5 3/4s,
12/1/34	A+	500,000	527,940

Harper Creek, Cmnty. School Dist. G.O. Bonds,
Q-SBLF, 5 1/8s, 5/1/31 (Prerefunded)	AA–	1,030,000	1,096,291

Kalamazoo, Hosp. Fin. Auth. Fac. Rev. Bonds
FGIC, 5.244s, 6/1/11 (Prerefunded)	Aaa	1,400,000	1,402,800
(Bronson Hosp.), Ser. A, FSA, 5s, 5/15/26	AAA	2,000,000	2,008,160

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Michigan cont.
Marysville, Pub. School Dist. G.O. Bonds (School
Bldg. & Site), FSA, Q-SBLF, 5s, 5/1/21	AAA	$1,640,000	$1,769,314

MI Higher Ed. Fac. Auth. Rev. Bonds
(Ltd. Oblig.- Hope College), Ser. A, 5.55s, 4/1/24	BBB+	1,000,000	1,002,720
(Alma College), 5 1/4s, 6/1/33	A3	1,000,000	993,320
(Kalamazoo College), 5s, 12/1/33	A1	1,000,000	974,090
(Kalamazoo College), 5s, 12/1/20	A1	250,000	253,955

MI Higher Ed. Fac. Auth. VRDN (U. of Detroit),
0.24s, 11/1/36	VMIG1	1,790,000	1,790,000

MI Muni. Board Auth. Rev. Bonds (Downtown),
Ser. A, 5s, 5/1/22	AA	500,000	529,615

MI State Bldg. Auth. Rev. Bonds
Ser. I, 6s, 10/15/38	A1	2,000,000	2,156,540
Ser. I, 5s, 10/15/24	A1	125,000	128,446
Ser. I, 5s, 10/15/24 (Prerefunded)	A1	5,000	5,397
(Fac. Program), Ser. I, 4 3/4s, 10/15/25	A1	1,055,000	1,054,884
FGIC, NATL, zero %, 10/15/22	A1	5,000,000	2,645,250
FGIC, NATL, zero %, 10/15/17	A1	1,000,000	729,790

MI State Comprehensive Trans. Rev. Bonds, Ser. B,
FSA, 5 1/4s, 5/15/11	AAA	1,475,000	1,564,562

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	1,000,000	1,051,780
(Holland Cmnty. Hosp.), Ser. A, FGIC, 5 3/4s,
1/1/21	A+	1,000,000	1,031,400
(Sparrow Hosp.), 5 1/2s, 11/15/21 (Prerefunded)	A1	655,000	718,063
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A1	1,500,000	1,283,835
(Sparrow Hosp.), 5s, 11/15/31	A1	1,000,000	911,310
(Sparrow Hosp.), 5s, 11/15/23	A1	835,000	809,691

MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
5 1/2s, 12/1/28	AA+	925,000	952,436

MI State Strategic Fund Mandatory Put Bonds
(Dow Chemical), Ser. A-1, 6 3/4s, 6/2/14	Baa3	200,000	214,522

MI State Strategic Fund Rev. Bonds (MI House
of Representatives Fac.), Ser. A, AGO, 5 1/4s,
10/15/21	AAA	2,500,000	2,707,925

MI State Strategic Fund Solid Waste Disp. Rev.
Bonds (SD Warren Co.), Ser. C, 7 3/8s, 1/15/22	BB/P	550,000	465,102

MI State Strategic Fund, Ltd. Mandatory Put Bonds
(Dow Chemical), 5 1/2s, 6/1/13	Baa3	635,000	646,487
(Detroit Edison Co.), AMBAC, 4.85s, 9/1/11	Baa1	1,000,000	1,041,930

MI State Strategic Fund, Ltd. Rev. Bonds
(Detroit Edison Co.), AMBAC, 7s, 5/1/21	A2	1,500,000	1,812,300
(Worthington Armstrong Venture), U.S. Govt.
Coll., 5 3/4s, 10/1/22 (Prerefunded)	AAA/P	3,000,000	3,473,520

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A
6s, 6/1/48	BBB	1,000,000	762,200
6s, 6/1/34	BBB	3,000,000	2,548,980

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy
Memorial Hosp. Corp.), 5 3/8s, 6/1/26	Baa3	500,000	411,885

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Michigan cont.
Northern Michigan U. Rev. Bonds, Ser. A,
FSA, 5s, 12/1/26	AAA	$1,000,000	$1,078,140

Pontiac, Tax Increment Fin. Auth. Rev. Bonds,
6 3/8s, 6/1/31 (Prerefunded)	B/F	750,000	857,393

Roseville, School Dist. G.O. Bonds (School Bldg.
& Site), FSA, Q-SBLF, 5s, 5/1/21	AAA	1,500,000	1,601,520

Royal Oak, Hosp. Fin. Auth. Rev. Bonds (William
Beaumont Hosp.), Ser. M, NATL, 5 1/4s, 11/15/35	A1	1,000,000	875,210

U. of MI Rev. Bonds (Hosp.), 5 1/4s, 12/1/11	AA+	975,000	1,033,695

U. of MI VRDN (Hosp.), Ser. A, 0.19s, 12/1/37	VMIG1	1,000,000	1,000,000

Van Buren Twp., Local Dev. Fin. Auth. G.O. Bonds,
FGIC, NATL, zero %, 4/1/26	A	690,000	248,697

Wayland, Unified School Dist. Rev. Bonds, NATL,
FGIC, Q-SBLF, 8s, 5/1/10	A	925,000	951,603

Wayne Charter Cnty., G.O. Bonds (Bldg. Impt.),
Ser. A, 6 3/4s, 11/1/39	A	500,000	515,375

Wayne Cnty., Arpt. Auth. Rev. Bonds (Detroit
Metro. Arpt.), FGIC, NATL, 5s, 12/1/25	A	1,000,000	892,840

Wayne St. U. Rev. Bonds, FSA, 5s, 11/15/25	AAA	2,000,000	2,124,440

Western MI U. Rev. Bonds, AMBAC, 5s, 7/15/10	A+	1,120,000	1,150,565

Whitmore Lake, Pub. School Dist. G.O. Bonds,
FGIC, Q-SBLF, 5s, 5/1/28 (Prerefunded)	AA–	125,000	141,590

			72,796,329
Puerto Rico (11.9%)
Children’s Trust Fund Tobacco Settlement Rev.
Bonds, 5 3/8s, 5/15/33	BBB	610,000	595,293

Cmnwlth. of PR, G.O. Bonds
(Pub. Impt.), Ser. A, 5 1/4s, 7/1/30	Baa3	210,000	197,757
(Pub. Impt.), Ser. A, 5 1/4s, 7/1/30 (Prerefunded)	AAA	340,000	408,479
Ser. A, 5 1/4s, 7/1/26	Baa3	500,000	484,380

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A
6s, 7/1/44	Baa3	1,350,000	1,382,616
6s, 7/1/38	Baa3	1,500,000	1,536,240

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	1,400,000	1,415,232

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Oblig. Bonds, Ser. A, U.S. Govt. Coll., 5 3/8s,
10/1/24 (Prerefunded)	Aaa	500,000	526,165

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax Bonds, Ser. C, FGIC, 5 1/2s, 7/1/19	BBB+	1,000,000	1,032,260

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. M-3, NATL, Cmnwlth. of PR
Gtd., 6s, 7/1/28	A	500,000	513,450
Ser. Q, Cmnwlth. of PR Gtd., 5 5/8s, 7/1/39	Baa3	1,000,000	956,300

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, zero %, 8/1/31	A+	4,250,000	1,081,243

			10,129,415

MUNICIPAL BONDS AND NOTES (98.5%)* cont.	Rating**	Principal amount	Value

Virgin Islands (0.4%)
VI Pub. Fin. Auth. Rev. Bonds (Hovensa Refinery
Fac.), 4.7s, 7/1/22	BBB	$450,000	$395,928

			395,928

TOTAL INVESTMENTS

Total investments (cost $82,805,779)			$84,084,782

* Percentages indicated are based on net assets of $85,372,544.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at November 30, 2009 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at November 30, 2009 and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

The rates shown on Mandatory Put Bonds and VRDN are the current interest rates at November 30, 2009.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at November 30, 2009 (as a percentage of net assets):

State government	26.2%
Education	15.7
Utilities	13.1
Health care	12.6
Prerefunded	10.1

The fund had the following insurance concentrations greater than 10% at November 30, 2009 (as a percentage of net assets):

NATL	21.5%
FGIC	17.8
FSA	17.5
Q-SBLF	14.1

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of November 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$84,084,782	$—

Totals by level	$—	$84,084,782	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $82,805,779)	$84,084,782

Cash	617,122

Interest and other receivables	1,057,837

Receivable for shares of the fund sold	39,385

Receivable for investments sold	15,000

Total assets	85,814,126

LIABILITIES

Distributions payable to shareholders	100,343

Payable for shares of the fund repurchased	96,630

Payable for compensation of Manager (Note 2)	97,369

Payable for investor servicing fees (Note 2)	7,789

Payable for custodian fees (Note 2)	2,185

Payable for Trustee compensation and expenses (Note 2)	61,546

Payable for administrative services (Note 2)	570

Payable for distribution fees (Note 2)	32,673

Payable for auditing fees	23,974

Other accrued expenses	18,503

Total liabilities	441,582

Net assets	$85,372,544

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$85,106,314

Distributions in excess of net investment income (Note 1)	(104,529)

Accumulated net realized loss on investments (Note 1)	(908,244)

Net unrealized appreciation of investments	1,279,003

Total — Representing net assets applicable to capital shares outstanding	$85,372,544

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($80,589,994 divided by 9,050,535 shares)	$8.90

Offering price per class A share (100/96.00 of $8.90)*	$9.27

Net asset value and offering price per class B share ($3,490,303 divided by 392,313 shares)**	$8.90

Net asset value and offering price per class C share ($446,242 divided by 50,141 shares)**	$8.90

Net asset value and redemption price per class M share ($664,932 divided by 74,660 shares)	$8.91

Offering price per class M share (100/96.75 of $8.91)***	$9.21

Net asset value, offering price and redemption price per class Y share
($181,073 divided by 20,325 shares)	$8.91

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 11/30/09 (Unaudited)

INTEREST INCOME	$2,129,509

EXPENSES

Compensation of Manager (Note 2)	$215,215

Investor servicing fees (Note 2)	24,059

Custodian fees (Note 2)	3,597

Trustee compensation and expenses (Note 2)	5,807

Administrative services (Note 2)	2,590

Distribution fees — Class A (Note 2)	87,202

Distribution fees — Class B (Note 2)	16,727

Distribution fees — Class C (Note 2)	1,470

Distribution fees — Class M (Note 2)	1,702

Auditing	24,893

Other	33,113

Fees waived and reimbursed by Manager (Note 2)	(21,031)

Total expenses	395,344

Expense reduction (Note 2)	(370)

Net expenses	394,974

Net investment income	1,734,535

Net realized gain on investments (Notes 1 and 3)	261,431

Net unrealized appreciation of investments during the period	1,893,820

Net gain on investments	2,155,251

Net increase in net assets resulting from operations	$3,889,786

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 11/30/09*	Year ended 5/31/09

Operations:
Net investment income	$1,734,535	$3,794,016

Net realized gain (loss) on investments	261,431	(53,104)

Net unrealized appreciation (depreciation) of investments	1,893,820	(2,821,020)

Net increase in net assets resulting from operations	3,889,786	919,892

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	—	(26,140)

Class B	—	(2,137)

Class C	—	(50)

Class M	—	(287)

Class Y	—	(29)

From tax-exempt net investment income
Class A	(1,657,949)	(3,554,362)

Class B	(68,313)	(261,024)

Class C	(4,837)	(8,299)

Class M	(12,947)	(37,728)

Class Y	(3,368)	(4,115)

Redemption fees (Note 1)	4	4

Decrease from capital share transactions (Note 4)	(4,869,848)	(11,261,690)

Total decrease in net assets	(2,727,472)	(14,235,965)

NET ASSETS

Beginning of period	88,100,016	102,335,981

End of period (including distributions in excess of net investment
income of $104,529 and $91,650, respectively)	$85,372,544	$88,100,016

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized								Ratio	investment
	Net asset value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	Total	Redemption	value, end of	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	investments	operations	income	distributions	fees	period	value (%) a	(in thousands)	net assets (%) b	net assets (%)	turnover (%)

Class A
November 30, 2009 **	$8.69	.18	.21	.39	(.18)	(.18)	— d	$8.90	4.53 *	$80,590	.45 *c	2.04 *c	12.67 *
May 31, 2009	8.89	.35	(.19)	.16	(.36)	(.36)	— d	8.69	2.02	81,898	.89 c	4.15 c	11.01
May 31, 2008	8.92	.34	(.02)	.32	(.35)	(.35)	— d	8.89	3.66	90,988	.90 c	3.87 c	43.97
May 31, 2007	8.91	.34	.01	.35	(.34)	(.34)	— d	8.92	3.95	96,796	.91 c	3.72 c	16.28
May 31, 2006	9.11	.33	(.20)	.13	(.33)	(.33)	— d	8.91	1.52	103,128.91		3.71	16.67
May 31, 2005	8.86	.35	.24	.59	(.34)	(.34)	— d	9.11	6.74	109,105	.91 c	3.85 c	18.35

Class B
November 30, 2009 **	$8.68	.15	.22	.37	(.15)	(.15)	— d	$8.90	4.32 *	$3,490	.76 *c	1.72 *c	12.67 *
May 31, 2009	8.88	.30	(.19)	.11	(.31)	(.31)	— d	8.68	1.36	5,188	1.53 c	3.48 c	11.01
May 31, 2008	8.91	.29	(.03)	.26	(.29)	(.29)	— d	8.88	2.99	9,911	1.54 c	3.22 c	43.97
May 31, 2007	8.90	.28	.01	.29	(.28)	(.28)	— d	8.91	3.30	13,054	1.55 c	3.08 c	16.28
May 31, 2006	9.10	.28	(.20)	.08	(.28)	(.28)	— d	8.90	.85	19,558	1.56	3.05	16.67
May 31, 2005	8.85	.29	.24	.53	(.28)	(.28)	— d	9.10	6.06	26,378	1.56 c	3.20 c	18.35

Class C
November 30, 2009 **	$8.68	.14	.23	.37	(.15)	(.15)	— d	$8.90	4.26 *	$446	.84 *c	1.65 *c	12.67 *
May 31, 2009	8.89	.28	(.20)	.08	(.29)	(.29)	— d	8.68	1.09	256	1.68 c	3.32 c	11.01
May 31, 2008	8.91	.27	(.01)	.26	(.28)	(.28)	— d	8.89	2.95	126	1.69 c	3.10 c	43.97
May 31, 2007 †	9.00	.18	(.09)	.09	(.18)	(.18)	—	8.91	.97 *	34	1.13 *c	1.93 *c	16.28

Class M
November 30, 2009 **	$8.69	.17	.22	.39	(.17 )	(.17)	— d	$8.91	4.49 *	$665	.59 *c	1.89 *c	12.67 *
May 31, 2009	8.90	.33	(.20)	.13	(.34)	(.34)	— d	8.69	1.62	663	1.18 c	3.84 c	11.01
May 31, 2008	8.92	.32	(.02)	.30	(.32)	(.32)	— d	8.90	3.46	1,210	1.19 c	3.58 c	43.97
May 31, 2007	8.91	.31	.01	.32	(.31)	(.31)	— d	8.92	3.65	1,155	1.20 c	3.43 c	16.28
May 31, 2006	9.11	.31	(.20)	.11	(.31)	(.31)	— d	8.91	1.22	1,223	1.21	3.41	16.67
May 31, 2005	8.86	.32	.24	.56	(.31)	(.31)	— d	9.11	6.41	1,343	1.21 c	3.54 c	18.35

Class Y
November 30, 2009 **	$8.69	.19	.22	.41	(.1 )	(.19)	— d	$8.91	4.77 *	$181	.34 *c	2.15 *c	12.67 *
May 31, 2009	8.90	.37	(.20)	.17	(.38)	(.38)	— d	8.69	2.10	96	.68 c	4.36 c	11.01
May 31, 2008 ††	8.94	.15	(.03)	.12	(.16)	(.16)	—	8.90	1.32 *	101	.28 *c	1.71 *c	43.97

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	39

Financial highlights (Continued)

* Not annualized.

**Unaudited.

† For the period October 3, 2006 (commencement of operations) to May 31, 2007.

†† For the period January 2, 2008 (commencement of operations) to May 31, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Note 2):

	11/30/09	5/31/09	5/31/08	5/31/07	5/31/05

Class A	0.02%	0.07%	0.04%	0.03%	0.01%

Class B	0.02	0.07	0.04	0.03	0.01

Class C	0.02	0.07	0.04	0.03	—

Class M	0.02	0.07	0.04	0.03	0.01

Class Y	0.02	0.07	0.03	—	—

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 11/30/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Michigan Tax Exempt Income Fund (the “fund”), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Michigan personal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of investment grade Michigan tax-exempt securities with intermediate- to long-term maturities. The fund may be affected by economic and political developments in the state of Michigan.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, January 12, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted and illiquid securities and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At May 31, 2009, the fund had a capital loss carryover of $661,820 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$217,146	May 31, 2012

444,674	May 31, 2015

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2010 $364,842 of losses recognized during the period November 1, 2008 to May 31, 2009.

The aggregate identified cost on a tax basis is $82,805,779, resulting in gross unrealized appreciation and depreciation of $3,058,117 and $1,779,114, respectively, or net unrealized appreciation of $1,279,003.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lessor of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500  million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Effective January 1, 2010, the fund will pay Putnam Management for investment management and advisory services monthly, based on the average net assets of the fund, at an annual rate based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (but excluding the net assets of certain open-end funds to avoid “double-counting” of such net assets) (“fund family assets”). Such annual rate will be based on the following: 0.59% of the first $5 billion, 0.54% of the next $5 billion, 0.49% of the next $10 billion, 0.44% of the next $10 billion, 0.39% of the next $50 billion, 0.37% of the next $50 billion, 0.36% of the next $100 billion and 0.355% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management had further agreed to waive fees and reimburse expenses of the fund for the period from July 1, 2008 through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper, Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2007 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund.

During the period ended November 30, 2009, the fund’s expenses were reduced by $7,213 as a result of the lower of the limits specified above.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended November 30, 2009, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.452% of the fund’s average net assets. During the period ended November 30, 2009, the fund’s expenses were reduced by $13,818 as a result of this limit.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended November 30, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended November 30, 2009, the fund’s expenses were reduced by $370 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $66, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended November 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,508 and $1 from the sale of class A and class M shares, respectively, and received $832 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $807 on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended November 30, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $10,422,135 and $15,604,490, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At November 30, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 11/30/09		Year ended 5/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	334,343	$2,919,246	835,201	$7,101,262

Shares issued in connection with
reinvestment of distributions	130,881	1,149,456	289,623	2,450,319

	465,224	4,068,702	1,124,824	9,551,581

Shares repurchased	(843,021)	(7,407,790)	(1,928,372)	(16,149,314)

Net decrease	(377,797)	$(3,339,088)	(803,548)	$(6,597,733)

	Six months ended 11/30/09		Year ended 5/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	5,927	$50,962	18,674	$158,769

Shares issued in connection with
reinvestment of distributions	5,332	46,728	22,788	192,777

	11,259	97,690	41,462	351,546

Shares repurchased	(216,745)	(1,875,262)	(559,345)	(4,667,657)

Net decrease	(205,486)	$(1,777,572)	(517,883)	$(4,316,111)

	Six months ended 11/30/09		Year ended 5/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	20,434	$180,049	50,828	$444,248

Shares issued in connection with
reinvestment of distributions	506	4,447	795	6,761

	20,940	184,496	51,623	451,009

Shares repurchased	(236)	(2,107)	(36,332)	(302,868)

Net increase	20,704	$182,389	15,291	$148,141

	Six months ended 11/30/09		Year ended 5/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	1,906	$16,510	3,720	$30,888

Shares issued in connection with
reinvestment of distributions	767	6,739	1,817	15,395

	2,673	23,249	5,537	46,283

Shares repurchased	(4,281)	(37,993)	(65,274)	(539,185)

Net decrease	(1,608)	$(14,744)	(59,737)	$(492,902)

	Six months ended 11/30/09		Year ended 5/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	8,958	$76,846	442	$3,499

Shares issued in connection with
reinvestment of distributions	270	2,372	488	4,131

	9,228	79,218	930	7,630

Shares repurchased	(6)	(51)	(1,224)	(10,715)

Net increase (decrease)	9,222	$79,167	(294)	$(3,085)

At November 30, 2009, Putnam Investments, LLC owned 1,231 and 1,216 class C and class Y shares of the fund, respectively (2.5% and 6.0% of class C and class Y shares outstanding, respectively), valued at $10,956 and $10,835, respectively.

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	7,936,683	290,143

Jameson A. Baxter	7,936,731	290,095

Charles B. Curtis	7,937,299	289,527

Robert J. Darretta	7,903,610	323,216

Myra R. Drucker	7,907,222	319,604

John A. Hill	7,933,072	293,754

Paul L. Joskow	7,936,683	290,143

Elizabeth T. Kennan	7,929,660	297,166

Kenneth R. Leibler	7,903,610	323,216

Robert E. Patterson	7,903,610	323,216

George Putnam, III	7,937,365	289,461

Robert L. Reynolds	7,934,138	292,688

W. Thomas Stephens	7,934,072	292,754

Richard B. Worley	7,903,497	323,329

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

			Broker
Votes for	Votes against	Abstentions	non-votes

5,204,385	171,181	234,387	2,616,873

All tabulations are rounded to the nearest whole number.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International New Opportunities Fund*	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Growth and Income Fund*
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
Global Natural Resources Fund*	Income Fund
International Capital Opportunities Fund*	Money Market Fund†
International Equity Fund*	U.S. Government Income Trust
Investors Fund
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three invest-
Tax Exempt Money Market Fund†	ment portfolios that spread your money across
Tax-Free High Yield Fund	a variety of stocks, bonds, and money market
investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10 invest-
Absolute Return 500 Fund	ment portfolios that offer diversification
Absolute Return 700 Fund	among stocks, bonds, and money market
instruments and adjust to become more
Global Sector*	conservative over time based on a target date
Global Consumer Fund	for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund**	Putnam RetirementReady 2050 Fund
Global Industrials Fund	Putnam RetirementReady 2045 Fund
Global Natural Resources Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund††	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Charles E. Porter	BSA Compliance Officer
Custodian	Senior Advisor
State Street Bank		Judith Cohen
and Trust Company	Steven D. Krichmar	Vice President, Clerk and
	Vice President and	Assistant Treasurer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Wanda M. McManus
	Janet C. Smith	Vice President, Senior Associate
Trustees	Vice President, Principal	Treasurer and Assistant Clerk
John A. Hill, Chairman	Accounting Officer and
Jameson A. Baxter,	Assistant Treasurer	Nancy E. Florek
Vice Chairman		Vice President, Assistant Clerk,
Ravi Akhoury	Susan G. Malloy	Assistant Treasurer and
Charles B. Curtis	Vice President and	Proxy Manager
Robert J. Darretta	Assistant Treasurer
Myra R. Drucker
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	James P. Pappas
George Putnam, III	Vice President
Robert L. Reynolds
W. Thomas Stephens
Richard B. Worley

This report is for the information of shareholders of Putnam Michigan Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA048 259383 1/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Michigan Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: January 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 28, 2010